UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2006

PROVIDENT FINANCIAL HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)
Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 7.01 Regulation FD Disclosure.

        On January 23, 2006, Provident Financial Holdings, Inc. ("Corporation"), the holding company for Provident Savings Bank, F.S.B., announced that the Corporation posted its Investor Presentation on the Corporation's website, www.myprovident.com, under Presentations in the Investor Relations section. A copy of the Investor Presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

            (c)          Exhibits

            99.1        Investor Presentation of Provident Financial Holdings, Inc.


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2006                                    PROVIDENT FINANCIAL HOLDINGS, INC.

                                                                        /s/ Donavon P. Ternes
                                                                        Donavon P. Ternes
                                                                        Chief Financial Officer
                                                                        (Principal Financial and Accounting Officer)


EXHIBIT 99.1














































PROVIDENT

Provident Financial Holdings, Inc.

September 30, 2005

www. myprovident.com

Provident Financial Holdings, Inc.

Safe-Harbor Statement

This presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2005. Forward-looking statements are effective only as of the date that they are made and the Company assumes no obligation to update this information.

PROVIDENT
Provident Financial Holdings, Inc.

Market Highlights

Provident Financial Holdings, Inc.	
Nasdaq NM:	PROV
Share price:	$28.05
52-week range:	$23.22 - $30.96
Shares outstanding	6,931,612 shares
Market cap:	$194.4 million
P/E (ttm):	10.24
EPS (ttm):	$2.74
Annual div & yield:	$0.56 (2.00%)
Div distribution date:	08-Sep-05
Div record date:	17-Aug-05
As of September 30, 2005.	

Provident Financial Holdings, Inc.

Organizational Chart


Provident Financial Holdings (Holding Company)
Mortgage Banking (Provident Bank Mortgage)
Provident Bank
Community Banking (Provident Bank)
Provident Financial Corp
Real Estate Operations

Provident Financial Holdings, Inc.

PROV Overview

Regional Banking Services Company Based in the Inland Empire Area of Southern California

- Strong organic growth rate
- Expanding customer base and market
- Strong mortgage operations
- Outstanding asset quality
- Largest independent community bank headquartered in Riverside County, California

PROV Overview

PROVIDENT
Provident Financial Holdings, Inc.

Southern California


San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
San Diego
Imperial

Provident Bank

Full Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Rancho Cucamonga
- San Diego

Retail Offices:

- Call Center, Riverside
- Carlsbad
- Corona
- Diamond Bar
- Fullerton
- Glendora
- Huntington Beach
- La Quinta
- Rancho Mirage
- Riverside
- Temecula
- Torrance

PROVIDENT
Provident Financial Holdings, Inc.

Attractive Inland Empire Market

- "This fast population growth has continued since the 2000 Census, with Riverside ranking as the 3rd fastest growing county of the 3,100 counties in the nation and San Bernardino as the 6th fastest growing county."
  Source: Inland Empire 2004 Indicators Report.
- "The Inland Empire is a leader in job creation for the Southern California region. It has added new jobs every year for the last twenty years. Even during the 1990s when Southern California lost over 500,000 jobs, the Inland Empire gained jobs. Since 1990, the Inland Empire easily outdistances its other peer counties in California, gaining over 372,000 jobs even as Los Angeles County lost 151,000 jobs."
  Source: Inland Empire 2004 Indicators Report.
- "With housing affordability in Southern California's higher income coastal counties down to 11% in San Diego, 13% in Orange and 17% in Los Angeles counties, buyers are migrating to the Inland Empire causing soaring demand for housing from entry level to high-end."
  Source: January 2005 Inland Empire Quarterly Economic Report.

Provident Financial Holdings, Inc.

Business Strategy

Holding Company

- Prudent share repurchase program
- Prudent cash dividend policy

Provident Bank

- Asset growth - loans vs. investments
- Loan portfolio mix - "preferred loans" vs. single-family loans
- Deposit growth vs. wholesale funding

Provident Bank Mortgage

- Loan origination mix - purchase vs. refinance
- High margin products - e.g. seconds, alt-A fixed and alt-A adjustable loans vs. all other loans

PROV Highlights

Provident Financial Holdings, Inc.

Financial Position:	As of 09/30/2005	As of 06/30/2004
Total assets	$ 1.63 billion	$ 1.32 billion
Loans held for investment	$ 1.13 billion	$ 862.5 million
Deposits	$ 963.1 million	$ 851.0 million
Equity	$ 126.3 million	$ 110.0 million
Tangible equity	$ 126.2 million	$ 109.9 million

Financial Results:	Quarter Ended 09/30/2005	Quarter Ended 06/30/2004
Net income	$ 4.9 million	$ 4.3 million
Return on average equity	15.80%	15.47%
Return on average assets	1.22%	1.29%
Net interest margin	2.80%	2.95%
Efficiency ratio	48.17%	48.02%
Total loan originations	$ 555.4 million	$ 459.9 million
Provident Bank	$ 83.7 million	$ 72.4 million
Provident Bank Mortgage ...	$ 471.7 million	$ 387.5 million

Quarterly Net Income



11% C.A.G.R.*
(In millions)
$5.0
$4.8
$4.6
$4.4
$4.2
$4.0
$3.8
$4.3
$4.3
$5.0
$4.6
$4.8
$4.9
06/04
09/04
12/04
03/05
06/05
09/05
(Quarter Ended)

* C.A.G.R. - Compound annual growth rate from the quarter ended 06/30/04 through 09/30/05.

Pre-Tax Income - Operating Segments



(In millions)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$4.2
$4.5
$4.5
$3.2
$3.8
$3.2
$3.9
$3.3
$4.1
$4.9
$4.6
$5.5
32% C.A.G.R.*
06/04
09/04
12/04
03/05
06/05
09/05
(Quarter Ended)
Community Banking
Mortgage Banking

* C.A.G.R. - Compound annual growth rate from the quarter ended 06/30/04 through 09/30/05.

PROVIDENT
Provident Financial Holdings, Inc.

Quarterly Net Interest Income



13% C.A.G.R.*
(In millions)
$11.5
$11.0
$10.5
$10.0
$9.5
$9.0
$8.5
$9.4
$10.0
$10.4
$11.0
$11.2
$11.0
06/04
09/04
12/04
03/05
06/05
09/05
(Quarter Ended)

* C.A.G.R. - Compound annual growth rate from the quarter ended 06/30/04 through 09/30/05.

Non-Interest Income

Provident Financial Holdings, Inc.

(In millions)



$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$1.6
$4.8
$1.7
$4.4
$1.4
$5.1
$1.2
$4.2
$1.4
$5.1
$1.6
$4.4
06/04
09/04
12/04
03/05
06/05
09/05
(Quarter Ended)
Gain on Sale of Loans
Other Fees

Operating Expenses



(In millions)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$7.6
$7.6
$8.0
$7.9
$8.9
$8.2
06/04
09/04
12/04
03/05
06/05
09/05
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Net Interest Margin


3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
2.95%
3.03%
2.93%
2.98%
2.90%
2.80%
06/04
09/04
12/04
03/05
06/05
06/05
(Quarter Ended)

G&A to Average Assets



2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
2.28%
2.22%
2.18%
2.07%
2.24%
2.01%
06/04
09/04
12/04
03/05
06/05
09/05
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Efficiency Ratio



52.50 %
50.00 %
47.50 %
45.00 %
42.50 %
40.00 %
48.02 %
47.43 %
47.65 %
48.45 %
50.63 %
48.17 %
06/04
09/04
12/04
03/05
06/05
09/05
(Quarter Ended)

Return on Average Assets



1.40%
1.35%
1.30%
1.25%
1.20%
1.15%
1.10%
1.29%
1.24%
1.37%
1.20%
1.22%
1.22%
06/04
09/04
12/04
03/05
06/05
09/05
(Quarter Ended)

Return on Average Equity

Provident Financial Holdings, Inc.



18.00%
17.50%
17.00%
16.50%
16.00%
15.50%
15.00%
14.50%
14.00%
15.47%
15.35%
17.60%
15.48%
15.93%
15.80%
06/04
09/04
12/04
03/05
06/05
09/05
(Quarter Ended)

Diluted Earnings per Share



14% C.A.G.R.*
$0.72
$0.70
$0.68
$0.66
$0.64
$0.62
$0.60
$0.58
$0.56
$0.54
$0.60
$0.60
$0.71
$0.64
$0.68
$0.71
06/04
09/04
12/04
03/05
06/05
09/05
(Quarter Ended)

* C.A.G.R. - Compound annual growth rate from the quarter ended 06/30/04 through 09/30/05.

Book Value per Share



14% C.A.G.R.*
$18.50
$18.00
$17.50
$17.00
$16.50
$16.00
$15.50
$15.00
$14.50
$14.00
$15.51 $15.49
$16.03 $16.01
$16.60 $16.59
$17.09 $17.08
$17.68 $17.67
$18.22 $18.21
06/04
09/04
12/04
03/05
06/05
09/05
(Quarter Ended)
Book Value per Share
Tangible Book Value per Share

* C.A.G.R. - Compound annual growth rate from the quarter ended 06/30/04 through 09/30/05.

PROVIDENT
Provident Financial Holdings, Inc.

Community Banking

PROVIDENT
Bank™

More for you everyday.

Total Assets



(In millions)
19% C.A.G.R.*
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,319
$1,446
$1,516
$1,623
$1,632
$1,631
06/04
09/04
12/04
03/05
06/05
09/05
(Quarter Ended)

* C.A.G.R. - Compound annual growth rate from the quarter ended 06/30/04 through 09/30/05.

PROVIDENT
Provident Financial Holdings, Inc.

Loan to Investment Mix



(In millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$253
$269
$263
$249
$232
$214
24% C.A.G.R.*
$863
$957
$1,039
$1,098
$1,132
$1,128
06/04
09/04
12/04
03/05
06/05
09/05
(Quarter Ended)
Loans Held for Investment
Investment Securities

* C.A.G.R. - Compound annual growth rate from the quarter ended 06/30/04 through 09/30/05.

PROVIDENT
Provident Financial Holdings, Inc.

Provident Bank Loan Originations ("Preferred Loans")


(In millions)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
$72
$85
$62
$72
$73
$84
06/04
09/04
12/04
03/05
06/05
06/05
(Quarter Ended)

Loan Portfolio Mix
(Loans Held for Investment)


As of 09/30/2005
Single-Family
"Preferred Loans"
Other


As of 06/30/2004
Single-Family
"Preferred Loans"
Other

"Preferred Loans" - Multi-Family, Commercial RE, Construction and Commercial Business loans.

Asset Quality

Provident Financial Holdings, Inc.

Non-Performing Assets ("NPA") & NPA to Total Assets



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
($ in thousands)
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
(Percentage)

	06/04	09/04	12/04	03/05	06/05	09/05
Non-Performing Assets	$1,085	$1,074	$1,146	$584	$590	$1,811
NPA to Total Assets	0.08%	0.07%	0.08%	0.04%	0.04%	0.11%

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Provision for Loan Losses (PLL) & Allowance for Loan Losses to Loans Held for Investment (ALL to LHI)



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
($ in thousands)
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
(Percentage)

	06/04	09/04	12/04	03/05	06/05	09/05
PLL	$130	$642	$260	$404	$335	$65
ALL to LHI	0.88%	0.86%	0.81%	0.80%	0.81%	0.82%

Transaction Accounts, CDs & Borrowings

PROVIDENT
Provident Financial Holdings, Inc.



(In millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$325
$290
$561
$426
$331
$544
$463
$381
$530
$530
$425
$518
$561
$434
$485
$507
$489
$474
06/04
09/04
12/04
03/05
06/05
09/05
(Quarter Ended)
Transaction Accounts
CDs
Borrowings

PROVIDENT
Provident Financial Holdings, Inc.

Deposit Composition


As of 09/30/2005


(In millions)
$350
$300
$250
$200
$150
$100
$50
$-
$290
$349
$124
$41
$47
As of 06/30/2004
CD's
Savings
Interest Checking
Non-Interest Checking
Money Market

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

PROVIDENT
Bank Mortgage™

Faster funded home loans.

Provident Financial Holdings, Inc.

Provident Bank Mortgage Loan Originations


(In millions)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
$74
$314
$145
$291
$157
$308
$109
$330
$103
$335
$103
$369
06/04
09/04
12/04
03/05
06/05
09/05
(Quarter Ended)
Saleable
Portfolio

PROVIDENT
Provident Financial Holdings, Inc.

PBM Purchase vs. Refinance



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Refinance (%)
Purchase (%)

	06/04	09/04	12/04	03/05	06/05	09/05
Refinance	42%	32%	37%	40%	43%	55%
Purchase	58%	68%	63%	60%	57%	45%

(Quarter Ended)

Provident Financial Holdings, Inc.

"High Margin" vs. "Low Margin" Products



(In millions)
$400
$350
$300
$250
$200
$150
$100
$50
$ -
$126
$74
$98
$104
$104
$119
$188
$217
$210
$226
$231
$250
26% C.A.G.R.*
06/04
09/04
12/04
03/05
06/05
09/05
(Quarter Ended)
"High Margin" Products
"Low Margin" Products

* C.A.G.R. - Compound annual growth rate from the quarter ended 06/30/04 through 09/30/05.

Gain on Sale Margin

Provident Financial Holdings, Inc.


1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.54%
1.53%
1.51%
1.15%
1.40%
1.23%
06/04
09/04
12/04
03/05
06/05
09/05
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

PROVIDENT
Provident Financial Holdings, Inc.

Stockholders' Equity



(In millions)
$130
$125
$120
$115
$110
$105
$100
11% C.A.G.R.*
$110
$112
$116
$120
$123
$126
06/04
09/04
12/04
03/05
06/05
09/05
(Quarter Ended)

* C.A.G.R. - Compound annual growth rate from the quarter ended 06/30/04 through 09/30/05.

Provident Financial Holdings, Inc.

Share Repurchase Program


120,000
100,000
80,000
60,000
40,000
20,000
0
(# of Shares)

	06/04	09/04	12/04	03/05	06/05	09/05
Shares Repurchased	116,669	110,000	0	28,470	66,900	28,000
Average Cost per Share	$24.03	$23.23	$0.00	$27.94	$27.26	$28.30

(Quarter Ended)

Cash Dividend per Share


$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$-
$0.10
$0.10
$0.14
$0.14
$0.14
$0.14
06/04
09/04
12/04
03/05
06/05
09/05
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Consolidated Capital Ratio



8.40%
8.20%
8.00%
7.80%
7.60%
7.40%
7.20%
7.00%
6.80%
8.34% 8.33%
7.75% 7.74%
7.68% 7.67%
7.36% 7.36%
7.54% 7.53%
7.74% 7.74%
06/04
09/04
12/04
03/05
06/05
09/05
(Quarter Ended)
Equity to Assets
Tangible Equity to Assets

Bank Capital Ratio


Tier 1 Core Capital Ratio
7.00%
6.80%
6.60%
6.40%
6.20%
6.00%
5.80%
5.60%
6.90%
6.43%
6.31%
6.05%
6.56%
6.90%
06/04
09/04
12/04
03/05
06/05
09/05
(Quarter Ended)

PROVIDENT

Provident Financial Holdings, Inc.

Stock Performance



$120
$110
$100
$90

	Mar 2004	Jun 2004	Sep 2004	Dec 2004	Mar 2005	Jun 2005	Aug 2005
PROV	$100	$91	$113	$112	$117	$111	$116
Nasdaq Bank Index	$100	$101	$103	$113	$104	$107	$110
Nasdaq Stock Index	$100	$103	$96	$110	$101	$104	$109

Assumes that the value of the investment in the Company's Common Stock and in each Index was $100 on March 31, 2004 and that all dividends were reinvested.

PROVIDENT

Provident Financial Holdings, Inc.

PROV™
NASDAQ
LISTED

www.myprovident.com

PROVIDENT

Provident Financial Holdings, Inc.

PROV

NASDAQ

LISTED

www.myprovident.com